&RPHULFD,QFRUSRUDWHG 6HFRQG4XDUWHU )LQDQFLDO5HYLHZ -XO\  6DIH+DUERU6WDWHPHQW Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “contemplates,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “opportunity,” “initiative,” “outcome,” “continue,” “remain,” “maintain,” “on track,” “trend,” “objective,” “looks forward,” “projects,” “models” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies; operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; cybersecurity risks; whether Comerica may achieve opportunities for revenue enhancements and efficiency improvements under the GEAR Up initiative, or changes in the scope or assumptions underlying the GEAR Up initiative; Comerica's ability to maintain adequate sources of funding and liquidity; the effects of more stringent capital requirements; declines or other changes in the businesses or industries of Comerica's customers; unfavorable developments concerning credit quality; changes in regulation or oversight; heightened legislative and regulatory focus on cybersecurity and data privacy; fluctuations in interest rates and their impact on deposit pricing; transitions away from LIBOR towards new interest rate benchmarks; reductions in Comerica's credit rating; damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the interdependence of financial service companies; the implementation of Comerica's strategies and business initiatives; changes in customer behavior; management's ability to maintain and expand customer relationships; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events including, but not limited to, hurricanes, tornadoes, earthquakes, fires, droughts and floods; the impacts of future legislative, administrative or judicial changes to tax regulations; any future strategic acquisitions or divestitures; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; losses due to fraud; the effects of terrorist activities and other hostilities; changes in accounting standards; the critical nature of Comerica's accounting policies; controls and procedures failures; and the volatility of Comerica’s stock price. Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to “Item 1A. Risk Factors” beginning on page 12 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2018. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. 2

Second Quarter 2019 Results

Revenue growth & expense discipline drove efficiency ratio under 50%

(millions, except per share data)	2Q19	1Q19	2Q18	Change From 1Q19	Change From 2Q18
Average loans	$50,963	49,677	49,225	$1,286	$1,738
Average deposits	54,995	53,996	55,830	999	(835)
Net interest income	$603	606	590	$(3)	$13
Provision for credit losses	44	(13)	(29)	57	73
Noninterest income[1]	250	238	248	12	2
Adjusted[2]	250	246	248	4	2
Noninterest expenses	424	433	448	(9)	(24)
Adjusted[2]	424	433	437	(9)	(13)
Provision for income tax	87	85	93	2	(6)
Net income	298	339	326	(41)	(28)
Earnings per share[3]	$1.94	2.11	1.87	$(0.17)	$0.07
Adjusted[2,3]	1.94	2.08	1.90	(0.14)	0.04
Average diluted shares	153.2	159.5	173.6	(6.3)	(20.4)
ROE[4]	16.41%	18.44%	16.40%		
ROA[5]	1.68	1.97	1.85		
Efficiency Ratio[6]	49.65	50.81	53.24		

Key QoQ Performance Drivers

- Strong loan growth
- Core deposits stable
- Pre-tax pre-provision net revenue, excluding 1Q19 $8MM securities loss, increased $10MM
- Net interest income aided by loan growth which was more than offset by higher funding costs
- Credit remains solid; Provision driven by loan growth & Energy reserves
- Solid noninterest income growth
- Expenses declined over 2%
- Repurchased 5.7MM shares[7]; returned $525MM to shareholders (buyback & dividend)

2Q19 compared to 1Q19 • [1]1Q19 included $8MM loss related to repositioning of securities portfolio • [2]See Reconciliation of Non-GAAP Financial Measures slide • [3]Diluted earnings per common share • [4]Return on average common shareholders' equity • [5]Return on Average assets • [6]Noninterest expenses as a percentage of net interest income and noninterest income excluding net gains (losses) from securities and a derivative contract tied to the conversion rate of Visa Class B shares. • [7]2Q19 repurchases under the share repurchase program

Comerica Bank

3

Strong Loan Growth

Average loans increased $1.3B, or 3%



Total Loans
($ in billions)
Loan Yields
49.2
48.6
48.8
49.7
51.0
50.3
51.8
4.63
4.74
4.90
5.07
5.00
2Q18
3Q18
4Q18
1Q19
2Q19
Average Balances
1Q19
2Q19
Period-end

2Q19 compared to 1Q19

Average loans increased $1.3B

+ $710MM Mortgage Banker
+ $410MM General Middle Market
+ $200MM Commercial Real Estate
+ $175MM Energy
- $110MM Private Banking

Loan yields impacted by lower LIBOR, lease residual adjustment & mix shift in portfolio



Loan Commitments
($ in billions; Period-end)
51.1
51.8
53.1
52.9
53.2
2Q18
3Q18
4Q18
1Q19
2Q19

Comerica Bank

4

Deposits Increased

Average core deposits remained stable



Total Deposits
($ in billions)
Deposit Rates[1]
55.8 56.1 55.7 54.0 55.0 54.1 55.5
0.42 0.51 0.62 0.78 0.94
2Q18 3Q18 4Q18 1Q19 2Q19
Average Balances
1Q19 2Q19
Period-end

2Q19 compared to 1Q19 • [1]Interest costs on interest-bearing deposits • [2]At 6/30/19

Average deposits increased $1.0B:

- Noninterest-bearing declined $474MM
- Interest-bearing increased $1.5B
  - ~$1.0B increase in brokered deposits which provide low cost, flexible funding

Loan to deposit ratio[2] stable at 93%

Comerica Bank

5

Securities Portfolio Stable

Yields increased 6 basis points



Securities Portfolio
($ in billions)
Treasury Securities & Other
Mortgage-backed Securities (MBS)
Securities Yields
11.8 11.8 11.8 12.0 12.1 12.2 12.3
9.1 9.1 9.1 9.2 9.3 9.5 9.5
2.12 2.17 2.35 2.39 2.45
2Q18 3Q18 4Q18 1Q19 2Q19
Average Balances
1Q19 2Q19
Period-end

Duration of 2.5 years[1]

- Extends to 3.6 years under a 200 bps instantaneous rate increase[1]

Net unrealized pre-tax gain of $56MM[2]

Net unamortized premium of $10MM[3]

Yields increased 6 basis points

- Quarterly paydown of ~$500MM was replaced at higher yield
- Repositioned $1B in Treasuries (3/29/19)

6/30/19 • [1]Estimated as of 6/30/19 • [2]Net unrealized pre-tax gain/loss on the available-for-sale (AFS) portfolio • [3]Net unamortized premium on the MBS portfolio

Comerica Bank

6

Net Interest Income Stable

Loan growth more than offset by higher funding costs



Net Interest Income
($ in millions)
NIM
590
599
614
606
603
3.62
3.60
3.70
3.79
3.67
2Q18
3Q18
4Q18
1Q19
2Q19

2Q19 compared to 1Q19

$606MM	1Q19			3.79%
+ 14MM	Loans:			- 0.02
	+ 16MM	Higher balances	+0.02	
	+ 6MM	1 additional day	–	
	- 4MM	Lower LIBOR	- 0.02	
	- 2MM	Lease residual adj.	-0.01	
	- 1MM	Hedges	-0.01	
	- 1MM	Portfolio mix shift	–	
+ 3MM	Securities:	Higher yield		+ 0.01
- 15MM	Deposits:			- 0.09
	- 8MM	Higher balances	-0.05	
	- 7MM	Higher rates	-0.04	
- 5MM	Wholesale funding:	Higher level		- 0.02
$603MM	2Q19			3.67%

Comerica Bank

7

Credit Quality Remains Solid

Provision reflects loan growth & decline in value of select energy assets



Allowance for Credit Losses
($ in millions)
Allowance for Loan Losses as a % of Total Loans
711
697
701
677
688
1.36
1.35
1.34
1.29
1.27
2Q18
3Q18
4Q18
1Q19
2Q19



Criticized Loans[1]
($ in millions)
NALs
Criticized as a % of Total Loans
1,765
1,670
1,548
1,806
1,948
3.5
3.4
3.1
3.6
3.8
254
230
221
191
224
2Q18
3Q18
4Q18
1Q19
2Q19

- $33MM in net charge-offs[2] or 26 bps
- Nonaccrual loans 43 bps of total loans
- ALLL/NPL coverage 2.9x
- Provision increased $57MM over 1Q19
  - Loan growth
  - Select liquidating energy assets impacted by rapid decline in valuations

$ in millions	Energy	Ex-Energy	Total
Total PE loans	$2,434	$49,367	$51,801
% of total	5%	95%	100%
Criticized[1]	210	1,738	1,948
Ratio	8.6%	3.5%	3.8%
Nonaccrual	84	140	224
Ratio	3.5%	0.3%	0.4%
Net charge-offs[2]	25	8	33
Ratio	N/M	0.06%	0.26%

6/30/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [2]Net credit-related charge-offs; ratio shown as a % of average loans • N/M = Not meaningful

Comerica Bank

8

Noninterest Income Increased

Card fees continue to grow



Noninterest Income[1]
($ in millions)
Securities losses due to repositioning
248
254
20
234
250
246
8
238
250
2Q18
3Q18
4Q18
1Q19
2Q19

2Q19 compared to 1Q19 • [1]See Reconciliation of Non-GAAP Financial Measures slide

Noninterest income increased $4MM
(excluding $8MM Securities losses in 1Q19)

+ $3MM Fiduciary income
+ $2MM Card
+ $2MM Bank-owned life insurance
- $3MM Deferred Comp (offset in noninterest expense)



Growing Card Fees
($ in millions)
60
61
64
63
65
2Q18
3Q18
4Q18
1Q19
2Q19

Comerica Bank®

9

Noninterest Expense Declined

Disciplined cost management drives efficiency ratio[1] under 50%



Noninterest Expense[2]
($ in millions)
Restructuring
Efficiency Ratio
448
11
437
452
12
440
448
14
434
433
433
424
424
53.2%
52.9%
51.9%
50.8%
49.7%
2Q18
3Q18
4Q18
1Q19
2Q19

Noninterest expense declined $9MM

- $20MM Salaries & benefits
  - 1Q19 annual stock comp & higher payroll taxes
  + Merit increases
  + One additional day
  - Deferred Comp (offset in noninterest income)

+ $ 4MM Advertising
+ $ 2MM Legal[3] (1Q19 recoveries)
+ $ 2MM Outside processing

2Q19 compared to 1Q19 • [1]Noninterest expenses as a percentage of net interest income & noninterest income excluding net gains (losses) from securities & a derivative contract tied to the conversion rate of Visa Class B shares • [2]See Reconciliation of Non-GAAP Financial Measures slide • [3]Included in other noninterest expenses

Comerica Bank®

10

Active Capital Management

Returning excess capital at a fast pace

Returned $525MM to shareholders
- 5.7MM shares repurchased ($425MM)[2]

Continue to actively manage capital
- Target ~10.0% CET1 by FYE19[1]
- Careful consideration given to
  - Earnings generation
  - Capital needs, i.e. loan growth
  - Market conditions

Capital Position Remains Solid (CET1)

(In percentage points)



11.89
11.68
11.14
10.78
10.19
2Q18
3Q18
4Q18
1Q19
2Q19³

12% Reduction in Shares Y/Y

(In millions; average diluted shares)



174
170
164
160
153
2Q18
3Q18
4Q18
1Q19
2Q19

Shareholder Payout

($ in millions)



Dividends
Share Repurchases
227
58
169
525
100
425
2Q18
2Q19

Dividends Per Share



0.34
0.67
2Q18
2Q19

6/30/19 • [1]Outlook as of 7/17/19 • [2]Shares repurchased under share repurchase program • [3]Estimated

Comerica Bank

11

Interest Rate Environment

Focus on continued careful management of deposit costs

Estimated Net Interest Income

In Different Rate Scenarios
Annual (12 month) Sensitivities
Based on Standard Model With Deposit Beta Assumptions Altered[1]
($ in millions)



~90
~80
~60
~60
Down 50 bps & 10% deposit Beta
Down 50 bps & 25% deposit Beta
Down 50 bps (25 bps shock) 50% deposit Beta
Up 100 bps (50 bps on average)

Hedging Activity[2]:
- $2.8B (pay floating/receive fixed) hedges
  - 3.3 year average term
  - 2.23% average fixed rate
- Expect to reduce the unfavorable impact on net interest income from a 200bps drop in rates (100 bps on average) by ~$30MM

Beneficial Deposit Mix

($ in billions; 2Q19 Average)

- Commercial 83% of noninterest-bearing
- Retail 55% of interest-bearing



Retail Noninterest-bearing 8%
Retail Interest-bearing 29%
Total $55.0
Commercial Noninterest-bearing 40%
Commercial Interest-bearing³ 23%

6/30/19 • Outlook as of 7/17/19 • [1]For methodology see the Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis. • [2]YTD 6/30/19 • [3]Includes Finance/Other

Comerica Bank

12

Management Outlook for FY19

Assuming continuation of current economic environment & rates as of 6/30/19		
Average Loans	+ 3-4%	• Updated: better than expected growth YTD with normal seasonality for remainder of year • Maintain pricing & underwriting discipline
Average Deposits	- 2%	• Updated: coincident with loan growth, customers using cash in their businesses • Continued focus on relationship approach to attract and retain customers
Net Interest Income	+ 2%	• Updated: decrease in LIBOR (based on 6/30/19 rates) & greater funding needs • Net benefit from higher rates, loan growth & securities portfolio repositioning • Headwinds: higher wholesale funding, deposit mix shift & lower nonaccrual recoveries
Provision	15-20 bps	• Updated: $25-35MM per quarter for the remainder of the year • Solid credit quality continues; Net charge-offs to remain low
Noninterest Income	+1-2%	• Increases in card and fiduciary fees • Partly offset by lower derivatives & deposit service charges
Noninterest Expenses	- 3%	• Stable, excluding FY18 $53MM in restructuring expenses • Lower compensation (incentives partly offset by merit), pension, & FDIC expense ($16MM) • Rise in outside processing tied to revenue, technology costs & inflationary pressures
Tax Rate	~23%	• Excludes impact from employee stock transactions • FY18 included $48MM in discrete benefits
Capital Management	~10% CET1 Target	• Updated: target by FYE19 reflects potential sustained pace of loan growth • Strong performance & excess capital drive buyback which is a significant contributor to increasing earnings per share

Outlook as of 7/17/19 • FY19 outlook compared to FY18 actual results based on GAAP reported amounts

Comerica Bank®

13

Appendix

commitment

Comerica Bank®

$YHUDJH/RDQVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV 4 4 4%\0DUNHW 4 4 4 Middle Market Michigan $12.7 $12.6 $12.6 General $12.4 $12.0 $12.0 Energy 2.5 2.3 1.8 California 18.9 18.8 18.4 National Dealer Services 7.9 7.8 7.4 Entertainment 0.8 0.8 0.7 Texas 10.7 10.3 9.9 Tech. & Life Sciences 1.3 1.3 1.4 Other Markets1 8.7 8.1 8.3 Equity Fund Services 2.6 2.6 2.4 Environmental Services 1.2 1.2 1.0 TOTAL $51.0 $49.7 $49.2 Total Middle Market $28.7 $28.0 $26.8 Corporate Banking US Banking 3.0 3.0 3.1 /RDQ3RUWIROLR LQELOOLRQV4 3HULRGHQG International 1.3 1.3 1.3 Commercial Real Estate 5.5 5.3 5.3 Fixed Rate Mortgage Banker Finance 2.0 1.3 1.8 9% Small Business 3.5 3.5 3.7 BUSINESS BANK $44.0 $42.5 $42.0 Prime-based Total 30-Day Retail Banking 2.1 2.1 2.1 15% $51.8 LIBOR RETAIL BANK $2.1 $2.1 $2.1 70% 60-Day+ Private Banking 4.9 5.0 5.1 LIBOR WEALTH MANAGEMENT $4.9 $5.0 $5.1 6% TOTAL $51.0 $49.7 $49.2 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets 15 $YHUDJH'HSRVLWVE\%XVLQHVVDQG0DUNHW %\/LQHRI%XVLQHVV 4 4 4%\0DUNHW 4 4 4 Middle Market Michigan $19.8 $19.9 $20.9 General $13.4 $13.3 $13.3 Energy 0.4 0.5 0.5 California 16.3 16.2 16.6 National Dealer Services 0.3 0.3 0.3 Texas 8.7 8.7 9.0 Entertainment 0.1 0.1 0.1 1 Tech. & Life Sciences 4.7 5.0 5.1 Other Markets 7.8 7.9 8.1 Equity Fund Services 0.8 0.8 0.9 Finance/Other2 2.4 1.3 1.2 Environmental Services 0.2 0.2 0.1 TOTAL $55.0 $54.0 $55.8 Total Middle Market $19.9 $20.1 $20.4 Corporate Banking US Banking 1.7 1.8 2.1 International 1.6 1.6 1.9 ƒ 0LGGOH0DUNHW6HUYLQJFRPSDQLHVZLWK Commercial Real Estate 1.5 1.5 1.5 UHYHQXHVJHQHUDOO\EHWZHHQ00 Mortgage Banker Finance 0.7 0.6 0.7 Small Business 2.9 2.9 3.2 ƒ &RUSRUDWH%DQNLQJ6HUYLQJFRPSDQLHV DQGWKHLU86EDVHGVXEVLGLDULHV ZLWK BUSINESS BANK $28.3 $28.5 $29.7 UHYHQXHVJHQHUDOO\RYHU00 Retail Banking 20.6 20.5 21.0 ƒ 6PDOO%XVLQHVV6HUYLQJFRPSDQLHVZLWK RETAIL BANK $20.6 $20.5 $21.0 UHYHQXHVJHQHUDOO\XQGHU00 Private Banking 3.5 3.5 3.6 WEALTH MANAGEMENT $3.7 $3.8 $3.9 Finance/Other2 2.4 1.3 1.2 TOTAL $55.0 $54.0 $55.8 $ in billions Ⴠ Totals shown above may not foot due to rounding Ⴠ 1Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets Ⴠ 2Finance/Other includes items not directly associated with the geographic markets or the three major business segments 16

Commercial Real Estate Line of Business

Long history of working with well established, proven developers

CRE by Property Type[1]

($ in millions; Period-end)



Retail 10%
Commercial 13%
Office 8%
Single Family 6%
Total $4,833
Other 5%
Multifamily 50%
Land Carry 5%
Multi use 3%

CRE by Market[1]

($ in millions; Period-end, based on location of property)



Michigan 5%
Other 15%
Total $4,833
California 46%
Texas 34%

Credit Quality

($ in millions; Period-end)	2Q18	1Q19	2Q19
Criticized[2]	$84	$84	$106
Ratio	1.6%	1.5%	1.9%
Nonaccrual	$3	$2	$2
Ratio	0.06%	0.04%	0.04%
Net charge-offs (recoveries)	-0-	-0-	-0-

CRE by Loan Type

($ in millions; Period-end)	1Q19		2Q19	
Real Estate Construction	$2,888	53%	$2,936	53%
Commercial Mortgages	1,739	32%	1,897	34%
	$4,627	85%	$4,833	87%
Commercial & Other	788	15%	754	13%
Total	$5,415	100%	$5,587	100%

6/30/19 • [1]Excludes CRE line of business loans not secured by real estate • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

17

Energy Line of Business

30+ years industry experience

Energy Line of Business Loans

($ in millions; Period-end)



Midstream
Services
Exploration & Production
1,734
1,400
91
243
2Q18
1,832
1,499
100
233
3Q18
2,163
1,771
94
298
4Q18
2,385
1,857
75
453
1Q19
2,434
1,897
80
457
2Q19

- Focus on full relationships with larger, sophisticated E&P companies (access to a variety of capital sources, hedging & diverse geographic footprint)
- Loan growth driven by reduced capital market activity as well as higher utilization
- Charge-offs & nonaccrual loans increased due to select liquidating energy assets impacted by rapid decline in valuations

Energy Line of Business Criticized Loans[1]

($ in millions)



NALs
319
60
2Q18
269
53
3Q18
205
48
4Q18
240
33
1Q19
210
84
2Q19

6/30/19 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Comerica Bank

18

Mortgage Banker Finance

50+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to end market
- Extensive backroom provides collateral monitoring and customer service
- Focus on full banking relationships
- Granular portfolio with ~100 relationships
- Underlying mortgages are typically related to home purchases as opposed to refinances

  As of 2Q19:
  - Comerica: 80% purchase
  - Industry: 71% purchase[1]
- Strong credit quality
  - No charge-offs since 2010
- Period-end loans: $2.8B

Average Loans

($ in millions)



Actual MBA Mortgage Origination Volumes 1,2
2,089
2,136
1,742
1,674
2,145
2,544
2,352
1,450
1,780
1,974
1,861
1,435
1,784
1,961
1,677
1,335
2,044
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19

MBA Mortgage Originations Forecast[1]

($ in billions)



Purchase
Refinance
501
515
396
338
460
2Q19
3Q19
4Q19
1Q20
2Q20

6/30/19 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 6/19/19; 2Q19 estimated • [2]$ in billions

Comerica Bank

19

National Dealer Services

65+ years of floor plan lending

Franchise Distribution

(Based on period-end loan outstandings)



Honda/Acura
16%
Ford
9%
GM
8%
Fiat/Chrysler
10%
Mercedes
3%
Nissan/ Infiniti
5%
Other European
11%
Other Asian
12%
Other 1
10%
Toyota/Lexus
16%
Total
$7.8B

Geographic Dispersion

California	58%	Texas	6%
Michigan	24%	Other	12%

- Top tier strategy
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality
- Robust monitoring of company inventory and performance

Average Loans

($ in billions)



Floor Plan
6.0
5.9
6.2
6.2
6.5
6.3
6.6
6.8
7.1
6.9
7.1
7.3
7.4
7.0
7.4
7.8
7.9
3.6
3.5
3.7
3.7
4.0
3.8
4.0
4.1
4.3
3.9
4.1
4.1
4.2
3.8
4.0
4.4
4.5
2Q15
3Q15
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19

6/30/19 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Comerica Bank

20

Technology and Life Sciences & Equity Fund Services

Deep expertise & strong relationships with top-tier investors

Technology & Life Sciences Avg. Loans

($ in millions)



1,416
1,396
1,353
1,323
1,305
2Q18
3Q18
4Q18
1Q19
2Q19

- ~500 customers
- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 11 offices throughout US & Canada



Customer Segment Overview[1]
~50%
~20%
~20%
~10%
Growth
Leveraged Finance
Early Stage
Late Stage

Equity Fund Services Avg. Loans

($ in millions)



2,432
2,579
2,539
2,632
2,602
2Q18
3Q18
4Q18
1Q19
2Q19

- ~250 customers
- Commercial banking services for venture capital & private equity firms
- Bridge financing for capital calls
- Strong credit profile

6/30/19 • [1]Based on 2Q19 period-end loans totaling $1.3B

Comerica Bank®

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TechVision 2020

Preparing for a new age in banking

Strengthening Our Core

- Platform & app modernization
- Cybersecurity, risk & compliance enhancement
- Talent & culture development

Transforming Our Future

- Embrace emerging technologies
- Continuous optimization
- APIs[1], data & advanced analytics
- Agile & digital delivery

Examples of Initiatives

- 160+ applications migrated to cloud
- 25+ Bots deployed for high volume tasks
- Digitalizing entire commercial lending process
- Customer Relationship Management platform
- Data Lake platform
- AI/ML-Bot assisted human advice
- Blockchain-enabled computing
- Teller platform replacement
- Real-time commercial payments

- GEAR Up helped position our systems & talent for the future
- Technology savings are being reinvested which helps moderate rising investment demand
- Leveraging third parties to keep pace with evolving & emerging technologies
- Focus shifted to increasing capacity, driving revenue growth, reducing costs & improving efficiency

TechVision 2020 — Technology Transformation

[1]API: Application Program Interface

Comerica Bank®

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Holding Company Debt Rating

	Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Peer Banks	BB&T	A2	A-	A+
	Cullen Frost	A3	A-	--
	M&T Bank	A3	A-	A
	Comerica	A3	BBB+	A
	BOK Financial Corporation	A3	BBB+	A
	Huntington	Baa1	BBB+	A-
	Fifth Third	Baa1	BBB+	A-
	KeyCorp	Baa1	BBB+	A-
	SunTrust	Baa1	BBB+	A-
	Regions Financial	Baa2	BBB+	BBB+
	Zions Bancorporation	Baa2	BBB+	BBB
	First Horizon National Corp	Baa3	BBB-	BBB
Large Banks	U.S. Bancorp	A1	A+	AA-
	JP Morgan	A2	A-	AA-
	Bank of America	A2	A-	A+
	Wells Fargo & Company	A2	A-	A+
	PNC Financial Services Group	A3	A-	A+

As of 7/10/19 • Source: S&P Global Market Intelligence • Debt Ratings are not a recommendation to buy, sell, or hold securities

Comerica Bank

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Reconciliation of Non-GAAP Financial Measures

(dollar amounts in millions, except per share data)	2Q19	1Q19	2Q18
Noninterest Income:			
Noninterest income	$250	$238	$248
Securities repositioning	—	8	—
Adjusted noninterest income	$250	$246	$248
Noninterest Expenses:			
Noninterest expenses	$424	$433	$448
Restructuring charges	—	—	(11)
Adjusted noninterest expenses	$424	$433	$437
Pre-tax Income:			
Pre-tax income	$385	$424	$419
Securities repositioning	—	8	—
Restructuring charges	—	—	11
Adjusted pre-tax income	$385	$432	$430
Provision for Income Taxes:			
Provision for income taxes:	$87	$85	$93
Tax on securities repositioning	—	2	—
Tax on restructuring charges	—	—	2
Discrete tax items	—	11	3
Adjusted provision for income taxes	$87	$98	$98

(dollar amounts in millions, except per share data)	2Q19	1Q19	2Q18
Net Income:			
Net income	$298	$339	$326
Securities repositioning, net of tax	—	6	—
Restructuring charges, net of tax	—	—	9
Discrete tax items	—	(11)	(3)
Adjusted net income	$298	$334	$332
Diluted Earnings per Common Share:			
Diluted earnings per common share	$1.94	$2.11	$1.87
Securities repositioning, net of tax	—	0.04	—
Restructuring charges, net of tax	—	—	0.05
Discrete tax items	—	(0.07)	(0.02)
Adjusted diluted earnings per common share	$1.94	$2.08	$1.90

- Securities repositioning refers to 1Q19 losses incurred on the sale of approximately $1 billion of treasury securities that were replaced by higher-yielding treasuries with a similar duration of 4 years.
- Discrete tax items include the tax benefit from employee stock transactions.

Comerica believes non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts to evaluate our performance trends. Comerica believes the adjusted data shown above and in this presentation provides a greater understanding of ongoing operations and enhances the comparability of results with prior periods.

Comerica Bank

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